UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2023

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 W. 18th St, 5th Floor

New York, New York 10019

(Address of Principal Executive Offices)

972- 4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, on the recommendation of the Nominating Committee of the Board of Directors, or the Board, of DarioHealth Corp., or the Company, expanded the Board by one seat and appointed Jon Kaplan as a member of the Board, effective immediately.

Mr. Kaplan, 55, has extensive business experience consulting and advising healthcare companies. From September 2018 until July 2020, Mr. Kaplan served on the Board of Directors, and the audit committee, of Quorum Health Corporation. Since 2007, he has served as a Senior Partner and Managing Director of the Boston Consulting Group, Inc., or BCG, a privately-held company focused on providing management consulting services, where he recently served on BCG’s global leadership council and as the practice leader of BCG’s healthcare services. Mr. Kaplan, previously served in advisory board roles at digital health leaders Livongo, Transcarent, Circulation, and Picwell. Prior to BCG, Mr. Kaplan held senior roles at Accenture, Pricewaterhousecooper and Ernst & Young. Mr. Kaplan received a M.B.A. from the Kellogg Graduate School of Management at Northwestern University, a Masters of Public Health from the University of Pittsburgh and a B.A. in Economics from Cornell University. Mr. Kaplan brings to the Board valuable experience from his roles consulting and advising healthcare companies.

As remuneration for his service as a director, Mr. Kaplan will receive the same fees as the Company’s other non-executive directors. There is no arrangement or understanding between Mr. Kaplan and any other person pursuant to which he was elected as a director, and except as otherwise described herein, there are no transactions in which Mr. Kaplan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On February 23, 2023, the Company issued a press release announcing the appointment of Mr. Kaplan to its Board. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated February 23, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2023	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
	Name:	Zvi Ben-David
	Title:	Chief Financial Officer, Treasurer and Secretary